UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 12, 2010

Flagstone Reinsurance Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33364	98-0481623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Church Street, Hamilton HM 11, Bermuda
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (441) 278-4300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS

On March 12, 2010, Flagstone Reinsurance Holdings Limited issued a press release announcing that its preliminary estimates for the net impact of the earthquake in Chile to be $50 million and for Windstorm Xynthia in Europe to be between $3 - $6 million.  A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference in this Item 8.01.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 12, 2010, providing initial estimates for Chilean earthquake loss and European Windstorm Xynthia loss

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTONE REINSURANCE HOLDINGS LIMITED

	By:	/s/ William F. Fawcett
Name: William F. Fawcett
Title: General Counsel
Date: March 12, 2010